Exhibit 10.2

FORM OF

COMMON STOCK PURCHASE WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION.

Dated: September 11, 2003

No.                         AXONYX INC.

WARRANT TO PURCHASE           SHARES OF COMMON STOCK

THIS CERTIFIES THAT, for value received,                 (the “Holder”) is entitled to subscribe for and purchase                shares (as adjusted pursuant to Section 4 hereof) of the fully paid and nonassessable Common Stock, par value $0.001 per share (the “Shares”), of Axonyx Inc., a Nevada corporation (the “Company”), at the price of $3.50 per share (the “Exercise Price”) (as adjusted pursuant to Section 4 hereof), upon the terms and subject to the conditions hereinafter set forth.

1.                                       Method of Exercise; Payment.

(a)                                  Cash Exercise.  The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time or from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier’s or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the shares being purchased.

(b)                                 Net Issue Exercise.

(i)                                     If, at any time which is more than one year after the issuance date of this Warrant there is not an effective registration statement registering the Warrant Shares for resale by the Holder (other than as permitted by Section 5.6 of the Purchase Agreement), then in lieu of exercising this Warrant for cash, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company’s Common Stock computed using the following formula:

X	=	Y (A-B)
A

Where:

X	=	the number of shares of Common Stock to be issued to the Holder.
Y	=

the number of shares of Common Stock purchasable under this Warrant, or if only a portion of this Warrant is being exercised, the number of shares of Common Stock represented by the portion of the Warrant being exercised.

A	=	the fair market value of one share of the Company’s Common Stock at the time the net issue exercise election is made.
B	=	the Exercise Price (as adjusted to the date of such calculation).

(c)                                  Fair Market Value.  For purposes of this Section 1, the fair market value of the Company’s Common Stock shall mean:

(i)                                     if the Company’s Common Stock is traded on a securities exchange, the closing price on the trading day prior to the day on which the fair market value of the securities is being determined;

(ii)                                  if the Company’s Common Stock is actively traded over-the counter, the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) on the trading day prior to the day on which the fair market value of the securities is being determined; or

(iii)                               if at any time the Company’s Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, then as determined by the board of directors of the Company in good faith.

(d)                                 Stock Certificates.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date.  As soon as practicable, but in any event no later than five days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole Shares issuable upon such exercise.  Unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

2.                                                                                       (e)                                  Limitation on Exercise.  The Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 1(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.  For purposes of this Section 1(e), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Company Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The provisions of this Section 1(e) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of this Section 1(e) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph.

3.                                       Stock Fully Paid; Reservation of Shares.  All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof.  During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance upon exercise of the rights evidenced by this Warrant, sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4.                                       Adjustment of Exercise Price and Number of Shares.  Subject to the provisions of Section 12 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)                                  Reclassification, Consolidation or Merger.  In case of any reclassification or change of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company’s assets or merger by a holder of  an equivalent number of shares of

Common Stock.  Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.  The provisions of this Section 3(a), subject to Section 12 hereof, shall similarly apply to successive reclassifications, changes, consolidations, mergers, transfers and the sale of all or substantially all of the Company’s assets.

(b)                                 Stock Splits, Dividends and Combinations.  In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

5.                                       Notice of Adjustments.  Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice by first class mail to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

6.                                       Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any exercise hereunder.  In lieu of such fractional shares, the Company shall make a cash payment therefor based upon the Fair Market Value of one share of Common Stock of the Company on the date of such exercise.

7.                                       Representations of the Company.  The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company’s obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

8.                                       Representations and Warranties by the Holder.  The Holder represents and warrants to the Company as follows:

(a)                                  This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).  Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b)                                 The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(c)                                  The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d)                                 The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

9.                                       Restrictive Legend.

The Shares issuable upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION.

10.                                 Restrictions Upon Transfer and Removal of Legend.

(a)                                  The Company need not register a transfer of Shares bearing the restrictive legend set forth in Section 8 hereof, unless the conditions specified in such legend are satisfied.  The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in Section 8 hereof is satisfied.

(b)                                 Notwithstanding the provisions of Section 8(a) above, no opinion of counsel or “no-action” letter shall be necessary for a transfer without consideration by any holder (i) to an affiliate of the holder, (ii) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, (iii) if such holder is a corporation, to a stockholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder, (iv) if such holder is a limited liability company, to a member or retired member of such limited liability company who retires after the date hereof or to the estate of any such member or retired member, or (v) by gift, will or intestate succession of any individual holder to his spouse or siblings, or to the lineal descendants or ancestors of such holder or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original holder hereunder.

11.                                 Rights of Stockholders.  No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

12.                                 Registration Rights.  All Shares issuable upon exercise of this Warrant shall be deemed to be “Registrable Securities” or such other definition of securities entitled to registration rights pursuant to Section 5 of the Common Stock and Warrant Purchase Agreement dated September 11, 2003, by and between the Company and the Holder (the “Purchase Agreement”), and are entitled, subject to the terms and conditions of the Purchase Agreement, to all rights granted to holders of Registrable Securities thereunder.

13.                                 Expiration of Warrant.  This Warrant shall expire and shall no longer be exercisable at 5:00 p.m., New York local time, on the date that is five (5) years after the date of issuance of this Warrant as set forth on the first page of this Warrant.

14.                                 Call Provision.  Beginning one year after the Registration Statement has become effective, the Company shall have the right, upon five (5) business days’ prior written notice to the Holder (the “Call Right Notice”), to call this Warrant, provided that (i) the Warrant Shares are registered for resale pursuant to the Securities Act or are freely tradable without restriction or legend, (ii) the Common Stock shall be listed or quoted for trading on the Nasdaq SmallCap Market or a national securities exchange  immediately preceding the date of the Call Right Notice and (iii) the volume weighted average price (as reported by Bloomberg LP) for 25 of the 30 business days immediately preceding the date of the Call Right Notice were equal to or greater than $8.00 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Warrant).  If this Warrant has not been exercised in full upon the expiration of such five (5) business day notice period, this Warrant shall terminate automatically without any further action on the part of the Holder or the Company.

15.                                 Notices, Etc.  Any request, consent, notice or other communication required or permitted under this Warrant shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile, or one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being deposited as first class mail with the United States Postal Services, all charges or postage prepaid, and properly addressed to the party to receive the same.  Any party may, at any time, by providing ten days’ advance written notice to the other party hereto, designate any other address in substitution of the an address established pursuant to the foregoing.  The Company’s and the Holder’s notice address shall be as set forth on the Purchase Agreement or as may have been subsequently furnished by the Company or the Holder, as the case may be, to the other in writing.

16.                                 Governing Law; Headings.  This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such

State.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

17.                                 Amendment; Waiver.  Any term of this Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

18.                                 Severability.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Warrant shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

19.                                 No Impairment.  The Company will not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.  Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and non-assessable Shares upon exercise of this Warrant.

20.                                 Attorneys’ Fees.  In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including attorneys’ fees.

21.                                 Loss or Mutilation.  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

22.                                 Taxes.  The Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of any Shares.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, this Warrant has been executed as of the date first written above by an authorized officer of the Company and the Warrant Holder.

AXONYX INC.

By:

Name:

Title:

WARRANT HOLDER

By:

Name:

Title: